3
                                                                        FORM 8-K
                                                                        --------


                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549

                                    FORM  8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  reported)     MARCH  4,  2003

                           USA VIDEO INTERACTIVE CORP.
             (Exact name of registrant as specified in its chapter)
             ------------------------------------------------------
                WYOMING                     0-29651          06-15763-91
    (State or other jurisdiction       (Commission          (IRS Employer
       of incorporation                 File Number)     Identification No.)
       ----------------          ------------          -------------------

                      83 HALLS ROAD, OLD LYME, CONNECTICUT             06371
                    (Address of principal executive offices)          (Zip Code)
                    ----------------------------------------          ----------

                                (860) 434 - 5535
               Registrant's telephone number, including area code

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.

On March 4, 2003, the Registrant announced that it had entered into an agreement with Engle Group LLC to undertake investor and media relations services for the Registrant and to assist the Registrant in developing and implementing a strategic communications plan.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

Exhibit  99.1     News  Release  dated  March  4,  2003.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          USA  VIDEO  INTERACTIVE  CORP.


Date  :     March  10,  2003          By  :     /s/  Anton  J.  Drescher
           ----------------                    ------------------------
                                               ANTON  J.  DRESCHER,
                                               CORPORATE  SECRETARY

 USA  VIDEO  APPOINTS  ENGLE  GROUP  LLC AS INVESTOR AND MEDIA RELATIONS LIAISON

MARCH  4,  2003  -  OLD  LYME, CONNECTICUT - USA Video Interactive Corp. (OTCBB:
USVO; TSX: US; BSE/Frankfurt: USF; http://www.usvo.com) has entered into an agreement with Engle Group LLC to undertake investor and media relations services for the Company and to assist the Company in developing and implementing a strategic communications plan. The agreement is for a period of six months at a rate of $2,500 (US) per month. This agreement is subject to TSX Venture Exchange approval.

In addition, the Company wishes to advise that the Company and Maurice Loverso have mutually agreed to terminate the consulting agreement and that Mr. Loverso will no longer be providing investor relations services to the Company (News Release October 17, 2002) effective February 28, 2003.

                        ABOUT USA VIDEO INTERACTIVE CORP.

USVO is a developer and supplier of Internet media delivery services, systems, and innovative end-to-end solutions. The Company developed its StreamHQ architecture to provide a wide range of business customers with value-added media delivery services. USVO holds the pioneering patent for store-and-forward video, filed in 1990 and issued by the United States Patent and Trademark Office on July 14, 1992; it has been cited by at least 145 other patents. USVO holds similar patents in Germany, Canada, England, France, Spain, and Italy. For more information, visit www.usvo.com.

USA VIDEO INTERACTIVE Corporate Headquarters Office: 83 Halls Road, Old Lyme, Connecticut, 06371 Telephone (860) 434 - 5535 Facsimile (860) 434 - 5782; Canada
Office: 507 - 837 West Hastings Street, Vancouver, BC V6C 3N6. Trading symbol on the OTCBB: USVO; Trading symbol on the TSX Venture Exchange US; Trading symbol on the Berlin and Frankfurt Stock Exchanges: USF. CUSIP 902924208. For more information contact Edwin Molina (860) 434 - 5535; info@usvo.com

The press release may contain forward-looking statements. Actual results may differ materially from those projected in any forward-looking statements. Investors are cautioned that such forward-looking statements involve risk and uncertainties, which may cause actual results to differ from those described.

The TSX Venture Exchange (TSX) has not reviewed and does not accept responsibility for the adequacy or accuracy of this release.